------------------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                         ACCRUAL BASIS -1
------------------------------------------------------------

------------------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
------------------------------------------------------------

------------------------------------------------------------
JUDGE: Honorable Mary F. Walrath
------------------------------------------------------------

                OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                     CONSOLIDATED MONTHLY OPERATING REPORT

                   FOR THE MONTH ENDING: September 30, 1999

            FOR THE PERIOD: September 1, through September 30, 1999
================================================================================

                                           Document    Previously    Explanation
Required Attachments                       Attached    Submitted      Attached

1. Tax Receipts                               ( )         (X)            ( )

2. Bank Statements                            (X)         ( )            ( )

3. Most recently filed Income Tax             (X)         ( )            ( )
   Return

4. Most recent Annual Financial               ( )         (X)            ( )
   Statements prepared by accountant

NOTE: THIS CONSOLIDATED MONTHLY OPERATING REPORT IS FILED ON A CONSOLIDATED BASIS FOR EACH OF THE 20 ENTITIES THAT IS A DEBTOR-IN-POSSESSION IN THE ABOVE CAPTIONED CASES. INFORMATION, WHERE INDICATED, IS PROVIDED HEREIN WITH RESPECT TO NON-DEBTOR SUBSIDIARIES. THIS INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY ON A BASIS CONSISTENT WITH THE DEBTORS PRIOR PUBLIC FINANCIAL REPORTING.

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

                                                     President
-------------------------------------------------    ---------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                         TITLE

Thaddeus Bereday     /s/ Thaddeus Bereday                     11/15/99
-------------------------------------------------    ---------------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE

PREPARER:

                                                     Chief Accounting Officer
-------------------------------------------------    ---------------------------
ORIGINAL SIGNATURE OF PREPARER                                  TITLE

Lois Mannon          /s/ Lois Mannon                          11/15/99
-------------------------------------------------    ---------------------------
PRINTED NAME OF PREPARER                                        DATE

Pursuant to an agreement with the office of the United States Trustee, this report is to be filed no later than the 45th day of the month following the end of the month covered by the report.

--------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                    ACCRUAL BASIS - 2
--------------------------------------------------

--------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
--------------------------------------------------



--------------------------------------------------
                                                                 THIRD QUARTER
               COMPARATIVE BALANCE SHEET                         -----
--------------------------------------------------
                                                                             MONTH               MONTH               MONTH
----------------------------------------------------------------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------------------------
     UNRESTRICTED CASH
----------------------------------------------------------------------------------------------------------------------------------
     RESTRICTED CASH                                                                   SEE ATTACHED BALANCE SHEET
----------------------------------------------------------------------------------------------------------------------------------
  1. TOTAL CASH
----------------------------------------------------------------------------------------------------------------------------------
  2. ACCOUNTS RECEIVABLE (NET)
----------------------------------------------------------------------------------------------------------------------------------
  3. INVENTORY
----------------------------------------------------------------------------------------------------------------------------------
  4. NOTES RECEIVABLE
----------------------------------------------------------------------------------------------------------------------------------
  5. PREPAID EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
  6. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
  7. TOTAL CURRENT ASSETS
----------------------------------------------------------------------------------------------------------------------------------
  8. PROPERTY, PLANT & EQUIPMENT
----------------------------------------------------------------------------------------------------------------------------------
  9. LESS: ACCUMULATED
     DEPRECIATION / DEPLETION
----------------------------------------------------------------------------------------------------------------------------------
 10. NET PROPERTY, PLANT &
     EQUIPMENT
----------------------------------------------------------------------------------------------------------------------------------
 11. DUE FROM AFFILIATES & INSIDERS
----------------------------------------------------------------------------------------------------------------------------------
 12. AMORTIZATION (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
 13. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
 14. TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
 15. ACCOUNTS PAYABLE
----------------------------------------------------------------------------------------------------------------------------------
 16. TAXES PAYABLE
----------------------------------------------------------------------------------------------------------------------------------
 17. NOTES PAYABLE
----------------------------------------------------------------------------------------------------------------------------------
 18. PROFESSIONAL FEES
----------------------------------------------------------------------------------------------------------------------------------
 19. SECURED DEBT
----------------------------------------------------------------------------------------------------------------------------------
 20. DUE TO AFFILIATES & INSIDERS
----------------------------------------------------------------------------------------------------------------------------------
 21. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
 22. TOTAL POSTPETITION
     LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
 23. SECURED DEBT
----------------------------------------------------------------------------------------------------------------------------------
 24. PRIORITY DEBT
----------------------------------------------------------------------------------------------------------------------------------
 25. UNSECURED DEBT
----------------------------------------------------------------------------------------------------------------------------------
 26. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
 27. TOTAL PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
 28. TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------------------------------
 29. PREPETITION OWNERS' EQUITY
----------------------------------------------------------------------------------------------------------------------------------
 30. POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
     DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
----------------------------------------------------------------------------------------------------------------------------------
 31. TOTAL EQUITY
----------------------------------------------------------------------------------------------------------------------------------
 32. TOTAL LIABILITIES &
     OWNERS' EQUITY
----------------------------------------------------------------------------------------------------------------------------------

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                           DEBTORS - IN - POSSESSION
                          CONSOLIDATING BALANCE SHEET
                           AS OF: SEPTEMBER 30, 1999


NOTE: THE FOLLOWING ARE PRELIMINARY FINANCIAL STATEMENTS. A NUMBER OF ESTIMATES ARE USED IN THE PREPARATION OF THESE FINANCIAL STATEMENTS. ACTUAL FINAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PRESENTED.


                                                    NON-DEBTOR SUBSIDIARIES
                                                 (Provided for informational
                                             purposes only on a basis consistent
                                                with the Debtors previous public
                                                    financial reporting)

                                                                     Total
                                      SMTK             SMTK       Debtors and
                                     Debtors        Non-debtors   Non-debtors
                                 -------------    -------------  -------------
Assets
Current assets:
  Cash                              77,557,760            --        77,557,760
  Cash held for non-debtors          1,085,864            --         1,085,864
  AT&T holdback note receivable     40,000,000            --        40,000,000
  Interest receivable                1,000,000            --         1,000,000
  Notes receivable, net              1,450,000            --         1,450,000
  Inventory                          1,850,000            --         1,850,000
  Prepaid expenses                      41,723            --            41,723
                                 -------------    -------------  -------------
Total current assets               122,985,347            --       122,985,347

Non current assets:
  Property and equipment, net           95,817            --            95,817
                                 -------------    -------------  -------------
Total non current assets                95,817            --            95,817

Total assets                       123,081,164            --       123,081,164
                                 =============    =============  =============

Liabilities and equity
Current liabilities:
  Postpetition accounts payable      4,041,933         764,839       4,806,772
  Excise & sales tax payable               --             --             --
  Other accrued                      4,400,256          49,284       4,449,540
                                 -------------    -------------  -------------
Total current liabilities            8,442,189         814,123       9,256,312

Prepetition liabilities:
  Accounts payable                  46,171,652            --        46,171,652
  Excise & sales tax payable         2,465,777            --         2,465,777
  Other accrued                     19,851,593         103,778      19,955,371
  Accrued interest                   4,171,498            --         4,171,498
  Long term debt                   150,867,550            --       150,867,550
  Notes payable-Century/DTR          4,297,998            --         4,297,998
                                 -------------    -------------  -------------
Total prepetition liabilities      227,826,068         103,778     227,929,846
                                 -------------    -------------  -------------

Total liabilities                  236,268,257         917,901     237,186,158

Intercompany                        (3,360,544)           --         3,360,544

Shareholders' equity (deficit):
  Common stock                     278,227,663            --       278,227,663
  Beginning accumulated deficit   (170,658,280)     (3,695,301)   (174,353,581)
  Current year profit (loss)      (217,395,932)       (583,144)   (217,979,076)
                                 -------------    -------------  -------------
Total shareholders' equity        (109,826,549)     (4,278,445)   (114,104,994)
                                 -------------    -------------  -------------

Total liabilities and equity       123,081,164            --       123,081,164
                                 =============    =============  =============


Readers are cautioned to read the attached addendum to the financial statements.

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                             DEBTORS-IN-POSSESSION
                       ADDENDUM TO FINANCIAL STATEMENTS
                    For the month ended September 30, 1999


On March 31, 1999 (the "Closing Date"), pursuant to the terms of an Asset Purchase Agreement, dated January 19, 1999 (as amended, the "Purchase Agreement"), among SmarTalk TeleServices, Inc. ("SMTK"), and its Debtor and Non-Debtor subsidiaries (collectively, the "Company") and AT&T Corp. ("AT&T"), AT&T purchased substantially all the assets of the Company for aggregate consideration of approximately $145 million consisting of approximately $96 million in cash and payment of approximately $9 million in indebtedness and transaction costs and a $40 million promissory note issued by AT&T in favor of SMTK. The purchase price is subject to downward adjustments pursuant to a post-closing purchase price adjustment formula and in the event of claims by AT&T.

1. The Company's preliminary financial statements have been prepared based on the Closing Statements (as defined in the Purchase Agreement) delivered to the Company by AT&T on or about May 15, 1999. The Closing Statements are subject to a review period by the Company and its representatives and become final and binding only after any disagreements between the Company, its representatives and AT&T have been resolved pursuant to the procedures set forth in the Purchase Agreement (including the submission of any disagreements to arbitration by a mutually acceptable public accounting firm with nationally recognized auditing experience). The Company and AT&T currently are negotiating several such disagreements. The final Closing Statements and the Purchase Price Adjustment Statement (as defined in the Purchase Agreement) may alter the Company's presentation of its financial results. The Company intends to work closely with the Official Committee of Unsecured Creditors and its legal and financial advisors (collectively, the "Committee") to finalize the Closing Statements and the Purchase Price Adjustment Statement and, if necessary, will adjust its financial results in future consolidated monthly operating reports.

2. In connection with the Purchase Agreement, AT&T delivered a $40,000,000 promissory note (the "Holdback Note") to SMTK as partial consideration for the purchase of substantially all the Company's assets. The Holdback Note is subject to adjustment pending completion of the Company's review of the Closing Statements and the Purchase Price Adjustment Statement as well as in the event of certain claims by AT&T. On September 30, 1999, AT&T withheld the first installment payment due under the Holdback Note by asserting that AT&T is entitled to indemnification under the terms of the Purchase Agreement for alleged losses exceeding $20,000,000. If AT&T's allegations are ultimately upheld, the principal amount of the Holdback Note will be permanently reduced by the amount of AT&T's losses. The Company, the Committee and their advisors deny the claims made by AT&T and intend to dispute vigorously AT&T's alleged entitlement to indemnification under the Purchase Agreement and Holdback Note. Due to the uncertainty surrounding the amount of adjustments, if any, to the Holdback Note, the Company will continue to report the value of the Holdback Note as the stated $40,000,000 face amount until the Closing Statements are finalized and the alleged claims asserted by AT&T are resolved as provided in the Purchase Agreement.

3. In connection with the sale of substantially all of the Company's assets to AT&T, the Company recognized a loss on the impairment and anticipated liquidation values of certain assets that were excluded from the AT&T sale transaction. The Company undertakes no obligation to update its estimate of the loss or impairment of its assets and the related liquidation losses (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

4. In connection with the claims reconciliation process pursuant to the Company's bankruptcy proceeding, the Bankruptcy Court established a bar date of July 16, 1999 for the filing of proofs of claims. Through the date hereof, numerous claims have been submitted specifying amounts that may differ from the Company's records or that may overstate the actual value of the Company's obligations with respect to such claims. The Company and its professional advisors will perform a claims analysis process that will involve investigating and reconciling the filed proofs of claims to the Company's records. As the actual amounts of claims are established, the Company will make appropriate adjustments in future monthly operating reports to its previously reported pre-petition liabilities and income.


          The foregoing estimates represent the Company's views with respect to future events and financial performance. These estimates are subject to risks and uncertainties that could cause actual results and performance to differ from such statements (including the process set forth in the Purchase Agreement for finalizing the Closing Statements and the Purchase Price Adjustment Statement). Readers are cautioned not to place reliance on such estimates and the Company undertakes no obligation to update such estimates, whether as a result of new information, future events or otherwise (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

--------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                        ACCRUAL BASIS - 3
--------------------------------------------------

--------------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)                              THIRD QUARTER
--------------------------------------------------                -----

--------------------------------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                      MONTH               MONTH              MONTH                 QUARTER
                                                   -------------------------------------------------------
REVENUES                                                                                                             TOTAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 1. GROSS REVENUES
------------------------------------------------------------------------------------------------------------------------------------
 2. LESS: RETURNS & DISCOUNTS                                SEE ATTACHED INCOME STATEMENT
------------------------------------------------------------------------------------------------------------------------------------
 3. NET REVENUE
------------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------------------------
 4. BEGINNING INVENTORY
------------------------------------------------------------------------------------------------------------------------------------
 5. ADD: PURCHASES
------------------------------------------------------------------------------------------------------------------------------------
 6. LESS: ENDING INVENTORY
------------------------------------------------------------------------------------------------------------------------------------
 7. TOTAL COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------------------------
 8. GROSS PROFIT
------------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
 9. OFFICER / INSIDER COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
10. DIRECT LABOR / SALARIES
------------------------------------------------------------------------------------------------------------------------------------
11. PAYROLL TAXES
------------------------------------------------------------------------------------------------------------------------------------
12. RENT & LEASE EXPENSE
------------------------------------------------------------------------------------------------------------------------------------
13. INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
14. DEPRECIATION / DEPLETION / AMORTIZATION
------------------------------------------------------------------------------------------------------------------------------------
15. GENERAL & ADMINISTRATIVE
------------------------------------------------------------------------------------------------------------------------------------
16. OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
17. TOTAL OPERATING  EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
18. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE
------------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
19. NON-OPERATING INCOME (ATT. LIST)
------------------------------------------------------------------------------------------------------------------------------------
20. NON-OPERATING EXPENSE (ATT. LIST)
------------------------------------------------------------------------------------------------------------------------------------
21. INTEREST EXPENSE
------------------------------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
23. NET OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
24. PROFESSIONAL FEES
------------------------------------------------------------------------------------------------------------------------------------
25. U.S. TRUSTEE FEES
------------------------------------------------------------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
27. TOTAL REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
28. INCOME TAX
------------------------------------------------------------------------------------------------------------------------------------
29. NET PROFIT (LOSS)
------------------------------------------------------------------------------------------------------------------------------------

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                           DEBTORS - IN - POSSESSION
                        CONSOLIDATING INCOME STATEMENT
                    For the month ended September 30, 1999


NOTE: THE FOLLOWING ARE PRELIMINARY FINANCIAL STATEMENTS. A NUMBER OF ESTIMATES ARE USED IN THE PREPARATION OF THESE FINANCIAL STATEMENTS. ACTUAL FINAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PRESENTED.


                                                             NON-DEBTOR SUBSIDIARIES
                                                           (Provided for informational
                                                        purposes only on a basis consistent
                                                         with the Debtors previous public
                                                                financial reporting)

                                                                               Total
                                                  SMTK           SMTK       Debtors and
                                                 Debtors      Non-debtors   Non-debtors
                                               ------------  ------------  ------------
Revenue                                                 --            --            --

Cost of revenue                                         --            --            --
                                               ------------  ------------  ------------

   Gross profit                                         --            --            --

Expenses:
General and administrative                          110,907        10,381       121,288

Reorganization costs:
Professionals cost                                1,220,538           --      1,220,538
Settlements & cures                                 312,581           --        312,581
Inventory write down to net realizable value            --            --            --
Note receivable write down to settlement value          --            --            --
Property & equipment liquidation loss                   --            --            --
Other                                                69,147           991        70,138
                                               ------------  ------------  ------------

   Operating profit (loss)                       (1,713,173)      (11,372)   (1,724,545)

Interest expense                                       --            (434)         (434)
Other income                                        (32,201)       27,251        (4,950)
Interest income                                     410,355         5,843       416,198
                                               ------------  ------------  ------------

Net profit (loss)                                (1,335,019)       21,288    (1,313,731)
                                               ============  ============  ============


Readers are cautioned to read the attached addendum to the financial statements.

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                             DEBTORS-IN-POSSESSION
                       ADDENDUM TO FINANCIAL STATEMENTS
                    For the month ended September 30, 1999


On March 31, 1999 (the "Closing Date"), pursuant to the terms of an Asset Purchase Agreement, dated January 19, 1999 (as amended, the "Purchase Agreement"), among SmarTalk TeleServices, Inc. ("SMTK"), and its Debtor and Non-Debtor subsidiaries (collectively, the "Company") and AT&T Corp. ("AT&T"), AT&T purchased substantially all the assets of the Company for aggregate consideration of approximately $145 million consisting of approximately $96 million in cash and payment of approximately $9 million in indebtedness and transaction costs and a $40 million promissory note issued by AT&T in favor of SMTK. The purchase price is subject to downward adjustments pursuant to a post-closing purchase price adjustment formula and in the event of claims by AT&T.

1. The Company's preliminary financial statements have been prepared based on the Closing Statements (as defined in the Purchase Agreement) delivered to the Company by AT&T on or about May 15, 1999. The Closing Statements are subject to a review period by the Company and its representatives and become final and binding only after any disagreements between the Company, its representatives and AT&T have been resolved pursuant to the procedures set forth in the Purchase Agreement (including the submission of any disagreements to arbitration by a mutually acceptable public accounting firm with nationally recognized auditing experience). The Company and AT&T currently are negotiating several such disagreements. The final Closing Statements and the Purchase Price Adjustment Statement (as defined in the Purchase Agreement) may alter the Company's presentation of its financial results. The Company intends to work closely with the Official Committee of Unsecured Creditors and its legal and financial advisors (collectively, the "Committee") to finalize the Closing Statements and the Purchase Price Adjustment Statement and, if necessary, will adjust its financial results in future consolidated monthly operating reports.

2. In connection with the Purchase Agreement, AT&T delivered a $40,000,000 promissory note (the "Holdback Note") to SMTK as partial consideration for the purchase of substantially all the Company's assets. The Holdback Note is subject to adjustment pending completion of the Company's review of the Closing Statements and the Purchase Price Adjustment Statement as well as in the event of certain claims by AT&T. On September 30, 1999, AT&T withheld the first installment payment due under the Holdback Note by asserting that AT&T is entitled to indemnification under the terms of the Purchase Agreement for alleged losses exceeding $20,000,000. If AT&T's allegations are ultimately upheld, the principal amount of the Holdback Note will be permanently reduced by the amount of AT&T's losses. The Company, the Committee and their advisors deny the claims made by AT&T and intend to dispute vigorously AT&T's alleged entitlement to indemnification under the Purchase Agreement and Holdback Note. Due to the uncertainty surrounding the amount of adjustments, if any, to the Holdback Note, the Company will continue to report the value of the Holdback Note as the stated $40,000,000 face amount until the Closing Statements are finalized and the alleged claims asserted by AT&T are resolved as provided in the Purchase Agreement.

3. In connection with the sale of substantially all of the Company's assets to AT&T, the Company recognized a loss on the impairment and anticipated liquidation values of certain assets that were excluded from the AT&T sale transaction. The Company undertakes no obligation to update its estimate of the loss or impairment of its assets and the related liquidation losses (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

4. In connection with the claims reconciliation process pursuant to the Company's bankruptcy proceeding, the Bankruptcy Court established a bar date of July 16, 1999 for the filing of proofs of claims. Through the date hereof, numerous claims have been submitted specifying amounts that may differ from the Company's records or that may overstate the actual value of the Company's obligations with respect to such claims. The Company and its professional advisors will perform a claims analysis process that will involve investigating and reconciling the filed proofs of claims to the Company's records. As the actual amounts of claims are established, the Company will make appropriate adjustments in future monthly operating reports to its previously reported pre-petition liabilities and income.


          The foregoing estimates represent the Company's views with respect to future events and financial performance. These estimates are subject to risks and uncertainties that could cause actual results and performance to differ from such statements (including the process set forth in the Purchase Agreement for finalizing the Closing Statements and the Purchase Price Adjustment Statement). Readers are cautioned not to place reliance on such estimates and the Company undertakes no obligation to update such estimates, whether as a result of new information, future events or otherwise (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

                                                                ACCRUAL BASIS -4
--------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                           THIRD QUARTER
--------------------------------------------                      -----
                                                           Bank:  FIRSTAR
--------------------------------------------                      ----------
CASE  NUMBERS: 99-108 to 99-127 (MFW)               Account type: Operating
--------------------------------------------                      ----------


NOTE:

ALL CASH DISBURSEMENTS, EXCLUDING INTER-ACCOUNT TRANSFERS, ARE DISBURSED OUT OF THE FIRSTAR OPERATING ACCOUNT #4889-40040 FROM SMTK EXPEDITE CO., INC. (f.k.a. SMARTALK TELESERVICES, INC.) CASE NUMBER 99-109.


------------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                               MONTH
DISBURSEMENTS                                                    ----------------------------------
                                                                           9/1/99-9/30/99
------------------------------------------------------------------------------------------------------------------------------------
             1. CASH - BEGINNING OF MONTH                                             $    322,675
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
             2. CASH SALES (FROM MERCHANT CARD RECHARGES)                             $        -
------------------------------------------------------------------------------------------------------------------------------------
             3. COLLECTION OF ACCOUNTS RECEIVABLE                                     $        -
------------------------------------------------------------------------------------------------------------------------------------
             4. LOANS & ADVANCES                                                      $        -
------------------------------------------------------------------------------------------------------------------------------------
             5. SALE OF ASSETS                                                        $        -
------------------------------------------------------------------------------------------------------------------------------------
             6. OTHER:
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSFERS IN FROM MONEY MARKET ACCOUNT          $    910,000
------------------------------------------------------------------------------------------------------------------------------------
                  MISCELLANEOUS RECEIPTS FROM REFUNDS             $      4,827
------------------------------------------------------------------------------------------------------------------------------------
                  MISCELLANEOUS TIMING ADJUSTMENTS                $        -
------------------------------------------------------------------------------------------------------------------------------------
                TOTAL OTHER                                                           $    914,827
------------------------------------------------------------------------------------------------------------------------------------
             7. TOTAL RECEIPTS                                                        $    914,827
------------------------------------------------------------------------------------------------------------------------------------
             8. TOTAL CASH AVAILABLE                                                  $  1,237,502
------------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
             9. CHECKS WRITTEN - (SEE ATTACHED LIST)                                  $  1,211,049
------------------------------------------------------------------------------------------------------------------------------------
            10. WIRE TRANSFERS - (SEE ATTACHED LIST)                                  $     26,966
------------------------------------------------------------------------------------------------------------------------------------
            11. OTHER:
------------------------------------------------------------------------------------------------------------------------------------
                  CASH TRANSFERS OUT                              $        -
------------------------------------------------------------------------------------------------------------------------------------
                  BANK CHARGES                                    $        -
------------------------------------------------------------------------------------------------------------------------------------
                  VOID CHECK FROM PREVIOUS PERIOD                 $       (154)
------------------------------------------------------------------------------------------------------------------------------------
            12. TOTAL OTHER                                                           $       (154)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                 $  1,237,861
------------------------------------------------------------------------------------------------------------------------------------
                ENDING ACCOUNT BALANCE                                                $       (359)
------------------------------------------------------------------------------------------------------------------------------------
  ADD: CASH BALANCES FROM NON-OPERATING ACCOUNTS                                      $ 36,645,773
------------------------------------------------------------------------------------------------------------------------------------
                SEE ACCRUAL BASIS - 6
------------------------------------------------------------------------------------------------------------------------------------
  ADD: SHORT-TERM TREASURY BILL SECURITIES BALANCES                                   $ 41,998,210
------------------------------------------------------------------------------------------------------------------------------------
                SEE ACCRUAL BASIS - 6
------------------------------------------------------------------------------------------------------------------------------------
END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS - 6, LINE 14)                        $ 78,643,624
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                        ACCRUAL BASIS - 5
----------------------------------------------

----------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
----------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                   MONTH                   MONTH                 MONTH
                                                          ---------------------------------------------------------------------
     ACCOUNTS RECEIVABLE AGING                              September 30, 1999
-------------------------------------------------------------------------------------------------------------------------------
  1. 0 - 30 days old                                       $                 -
-------------------------------------------------------------------------------------------------------------------------------
  2. 31 - 60 days old                                                        -
-------------------------------------------------------------------------------------------------------------------------------
  3. 61 - 90 days old                                                        -
-------------------------------------------------------------------------------------------------------------------------------
  4. 91+ days old                                                            -
-------------------------------------------------------------------------------------------------------------------------------
  5. TOTAL ACCOUNTS RECEIVABLE                                               -
-------------------------------------------------------------------------------------------------------------------------------
  6. AMOUNT CONSIDERED UNCOLLECTIBLE                                         -
-------------------------------------------------------------------------------------------------------------------------------
  7. ACCOUNTS RECEIVABLE (NET)                             $                 -
-------------------------------------------------------------------------------------------------------------------------------

                                                     MONTH:   September 30, 1999
                                                              ------------------
         AGING OF POSTPETITION ACCOUNTS PAYABLE
------------------------------------------------------------------------------------------------------------------------------------
                                             0-30                 31-60               61-90            91+
                                             DAYS                 DAYS                 DAYS           DAYS               TOTAL
------------------------------------------------------------------------------------------------------------------------------------
     ACCOUNTS PAYABLE                     $ 2,733,661          $ 212,518            $ 399,919       $ 695,835          $ 4,041,933
------------------------------------------------------------------------------------------------------------------------------------

NOTE: Accounts payable aged over 30 days represent professional fees subject to 20% holdback provision pursuant to bankruptcy court order.

----------------------------------------------------
STATUS OF POSTPETITION TAXES                                                   MONTH:   September 30, 1999
                                                                                        ---------------------
------------------------------------------------------------------------------------------------------------------------------------
                                           BEGINNING                AMOUNT                            ENDING
                                              TAX               WITHHELD AND /        AMOUNT            TAX              DELINQUENT
FEDERAL                                    LIABILITY*             0R ACCRUED           PAID          LIABILITY              TAXES
------------------------------------------------------------------------------------------------------------------------------------
  1. WITHHOLDING**                        $         -          $           -        $       -       $        -         $          -
------------------------------------------------------------------------------------------------------------------------------------
  2. FICA-EMPLOYEE**                      $         -          $           -        $       -       $        -         $          -
------------------------------------------------------------------------------------------------------------------------------------
  3. FICA-EMPLOYER**                      $         -          $           -        $       -       $        -         $          -
------------------------------------------------------------------------------------------------------------------------------------
  4. UNEMPLOYMENT                         $         -          $           -        $       -       $        -         $          -
------------------------------------------------------------------------------------------------------------------------------------
  5. INCOME                               $         -          $           -        $       -       $        -         $          -
------------------------------------------------------------------------------------------------------------------------------------
  6. OTHER (ATTACH LIST)                  $         -          $           -        $       -       $        -         $          -
------------------------------------------------------------------------------------------------------------------------------------
  7. TOTAL FEDERAL TAXES                  $         -          $           -        $       -       $        -         $          -
------------------------------------------------------------------------------------------------------------------------------------


STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------------
  8. WITHHOLDING                          $         -          $           -        $       -       $        -         $          -
------------------------------------------------------------------------------------------------------------------------------------
  9. SALES                                $         -          $           -        $       -       $        -         $          -
------------------------------------------------------------------------------------------------------------------------------------
 10. EXCISE                               $         -          $           -        $       -       $        -         $          -
------------------------------------------------------------------------------------------------------------------------------------
 11. UNEMPLOYMENT                         $         -          $           -        $       -       $        -         $          -
------------------------------------------------------------------------------------------------------------------------------------
 12. REAL PROPERTY                        $         -          $           -        $       -       $        -         $          -
------------------------------------------------------------------------------------------------------------------------------------
 13. PERSONAL PROPERTY                    $         -          $           -        $       -       $        -         $          -
------------------------------------------------------------------------------------------------------------------------------------
 14. OTHER - STATE DISABILITY             $         -          $           -        $       -       $        -         $          -
------------------------------------------------------------------------------------------------------------------------------------
 15. TOTAL STATE & LOCAL                  $         -          $           -        $       -       $        -         $          -
------------------------------------------------------------------------------------------------------------------------------------
 16. TOTAL TAXES                          $         -          $           -        $       -       $        -         $          -
------------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

NOTE: No employees were employed by the debtors during the month.

--------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                     ACCRUAL BASIS - 6
--------------------------------------------------

--------------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)
--------------------------------------------------



The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.



                                                  MONTH:     September 30, 1999
                                                        -----------------------
------------------------------------------
BANK RECONCILIATIONS
                                               Account #1       Account #2       Account #3       Account #4       Account #5
------------------------------------------------------------------------------------------------------------------------------------
A.          BANK:                               FIRSTAR          FIRSTAR           FIRSTAR         FIRSTAR           FIRSTAR
--------------------------------------------------------------------------------------------------------------------------------
B.          PURPOSE  (TYPE):                   OPERATING          CANADA       UNITED KINGDOM      FLETCHER       MONEY MARKET
--------------------------------------------------------------------------------------------------------------------------------
1. BALANCE PER BANK STATEMENT                $    420,892      $     41,463     $  1,044,401     $ 28,863,541     $  5,754,440
------------------------------------------------------------------------------------------------------------------------------------
2. ADD: TOTAL DEPOSITS NOT CREDITED          $        -        $        -       $        -       $        -       $        -
------------------------------------------------------------------------------------------------------------------------------------
3. SUBTRACT: OUTSTANDING CHECKS              $   (421,251)     $        -       $        -       $        -       $        -
------------------------------------------------------------------------------------------------------------------------------------
4. OTHER RECONCILING ITEMS (ATTACH LIST)     $        -        $        -       $        -       $        -       $        -
------------------------------------------------------------------------------------------------------------------------------------
5. MONTH END BALANCE PER BOOKS               $       (359)     $     41,463     $  1,044,401     $ 28,863,541     $  5,754,440
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
6. NUMBER OF LAST CHECK WRITTEN                      1473              1036             1027             None             None
------------------------------------------------------------------------------------------------------------------------------------


                                                Account #6       Account #7
-------------------------------------------------------------------------------------------------
                                                 FIRSTAR          FIRSTAR
-------------------------------------------------------------------------------------------------
                                                FRAMINGHAM          CBCC
-------------------------------------------------------------------------------------------------
A.          BANK:
-------------------------------------------------------------------------------------------------
B.          PURPOSE  (TYPE):
-------------------------------------------------------------------------------------------------
1. BALANCE PER BANK STATEMENT                $     37,009     $    904,819     $ 37,066,565
-------------------------------------------------------------------------------------------------
2. ADD: TOTAL DEPOSITS NOT CREDITED          $        -       $        -       $          -
-------------------------------------------------------------------------------------------------
3. SUBTRACT: OUTSTANDING CHECKS              $        -       $        -       $   (421,251)
-------------------------------------------------------------------------------------------------
4. OTHER RECONCILING ITEMS (ATTACH LIST)     $        -       $        -       $          -
-------------------------------------------------------------------------------------------------
5. MONTH END BALANCE PER BOOKS               $     37,009     $    904,819     $ 36,645,314
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
6. NUMBER OF LAST CHECK WRITTEN                      None             None
-------------------------------------------------------------------------------------------------



---------------------------------------
INVESTMENT ACCOUNTS

------------------------------------------------------------------------------------------------------------------------------------
                                             DATE OF              MATURITY                                PURCHASE         CURRENT
BANK ACCOUNT NAME & NUMBER                  PURCHASE                DATE           TYPE OF INSTRUMENT       PRICE           VALUE
------------------------------------------------------------------------------------------------------------------------------------
 7. FIRSTAR  TREASURY BILL ACCOUNT     August 19, 1999       September 30, 1999    TREASURY BILL         $47,499,772       MATURED
------------------------------------------------------------------------------------------------------------------------------------
 8. FIRSTAR  TREASURY BILL ACCOUNT     September 30, 1999    November 30,1999      TREASURY BILL         $ 9,999,531     $ 9,999,531
------------------------------------------------------------------------------------------------------------------------------------
 9. FIRSTAR  TREASURY BILL ACCOUNT     September 30, 1999    December 31, 1999     TREASURY BILL         $ 9,999,179     $ 9,999,179
------------------------------------------------------------------------------------------------------------------------------------
10. FIRSTAR  TREASURY BILL ACCOUNT     September 30, 1999    March 23, 2000        TREASURY BILL         $21,999,500     $21,999,500
------------------------------------------------------------------------------------------------------------------------------------
11.       TOTAL INVESTMENTS                                                                                              $41,998,210
------------------------------------------------------------------------------------------------------------------------------------



-------------------------------------
CASH

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
12. PETTY CASH                                                                                                           $       100
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
13. CURRENCY ON HAND                                                                                                     $36,645,414
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
14. TOTAL CASH  -  END OF MONTH                                                                                          $78,643,624
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                        ACCRUAL BASIS - 7
----------------------------------------------------------

----------------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
----------------------------------------------------------

                                                MONTH:     September 30, 1999
                                                         -----------------------

--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------------------------------
                                                             INSIDERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    CUMULATIVE
                                                                                   TYPE OF             AMOUNT         UNPAID
             NAME                                         POSITION                 PAYMENT              PAID          BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
 1. Lois Mannon                                   Chief Accounting Officer     Fees & Expenses        $ 10,002           0
-----------------------------------------------------------------------------------------------------------------------------------
 2. Thaddeus Bereday                              President                    Fees & Expenses          21,016           0
-----------------------------------------------------------------------------------------------------------------------------------
 3. Robert Smith                                  Board Director               Expenses                  2,436           0
-----------------------------------------------------------------------------------------------------------------------------------
 4.
-----------------------------------------------------------------------------------------------------------------------------------
 5.
-----------------------------------------------------------------------------------------------------------------------------------
 6.
-----------------------------------------------------------------------------------------------------------------------------------
 7.
-----------------------------------------------------------------------------------------------------------------------------------
 8.
-----------------------------------------------------------------------------------------------------------------------------------
 9.
-----------------------------------------------------------------------------------------------------------------------------------
10.
-----------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL PAYMENTS TO INSIDERS                                      $ 33,454
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------------
                                                             TYPE          DATE OF COURT
                                                              OF         ORDER AUTHORIZING      AMOUNT      AMOUNT      TOTAL PAID
                        NAME                             PROFESSIONAL         PAYMENT          APPROVED      PAID        TO DATE
-----------------------------------------------------------------------------------------------------------------------------------
 1. Arthur Andersen LLP                               Consultant          January 20, 1999    $ 128,668    $ 128,668    $   177,597
-----------------------------------------------------------------------------------------------------------------------------------
 2. Crossroads Capital Partners                       Consultant          January 20, 1999    $  26,575    $  26,575    $   115,023
-----------------------------------------------------------------------------------------------------------------------------------
 3. Ernst & Young LLP                                 Consultant          January 20, 1999    $ 230,661    $ 230,661    $   997,632
-----------------------------------------------------------------------------------------------------------------------------------
 4. Executive Sounding Board                          Consultant          January 20, 1999    $       -    $       -    $    25,203
-----------------------------------------------------------------------------------------------------------------------------------
 5. Hennigan, Mercer & Bennett                        Legal               January 20, 1999    $  37,566    $  37,566    $   457,752
-----------------------------------------------------------------------------------------------------------------------------------
 6. Houlihan, Lokey, Howard & Zukin Capital           Investment Banker   January 20, 1999    $       -    $       -    $   160,000
-----------------------------------------------------------------------------------------------------------------------------------
 7. Klehr, Harrison, Harvey, Branzburg & Ellers LLP   Legal               January 20, 1999    $   8,634    $   8,634    $    52,433
-----------------------------------------------------------------------------------------------------------------------------------
 8. Morgan, Lewis & Bockius                           Legal               January 20, 1999    $  45,997    $  45,997    $   246,810
-----------------------------------------------------------------------------------------------------------------------------------
 9. Munsch, Hardt, Kopf & Harr                        Legal               January 20, 1999    $ 159,269    $ 159,269    $   648,837
-----------------------------------------------------------------------------------------------------------------------------------
10. Young, Conaway, Stargatt & Taylor                 Legal               January 20, 1999    $  28,849    $  28,849    $   270,892
-----------------------------------------------------------------------------------------------------------------------------------
11. Zolpho Cooper, LLC                                Consultant          January 20, 1999    $  44,220    $  44,220    $   323,867
-----------------------------------------------------------------------------------------------------------------------------------
    TOTAL  PAYMENTS TO PROFESSIONALS                                                          $ 710,439    $ 710,439    $ 3,476,046
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION  PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             SCHEDULED            AMOUNTS
                                                                              MONTHLY               PAID               TOTAL
                                                                             PAYMENTS              DURING              UNPAID
                                NAME OF CREDITOR                                DUE                MONTH            POSTPETITION
-----------------------------------------------------------------------------------------------------------------------------------
   1. NOT APPLICABLE DURING THE CURRENT REPORTING PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
   2.
-----------------------------------------------------------------------------------------------------------------------------------
   3.
-----------------------------------------------------------------------------------------------------------------------------------
   4.
-----------------------------------------------------------------------------------------------------------------------------------
   5.
-----------------------------------------------------------------------------------------------------------------------------------
                                   TOTAL
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                        ACCRUAL BASIS - 8
-------------------------------------------------------

-------------------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)
-------------------------------------------------------

                                              MONTH:          September 30, 1999
                                                    ----------------------------

----------------------------------------------------------
QUESTIONNAIRE
-----------------------------------------------------------------------------------------------------------------
                                                                                       YES              NO
-----------------------------------------------------------------------------------------------------------------
 1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF
     BUSINESS DURING THIS REPORTING PERIOD?                                                              X
-----------------------------------------------------------------------------------------------------------------
 2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN
     POSSESSION ACCOUNT?                                                                                 X
-----------------------------------------------------------------------------------------------------------------
 3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
     RELATED PARTIES?                                                                                    X
-----------------------------------------------------------------------------------------------------------------
 4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING
     PERIOD?                                                                                             X
-----------------------------------------------------------------------------------------------------------------
 5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                             X
-----------------------------------------------------------------------------------------------------------------
 6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                        X
-----------------------------------------------------------------------------------------------------------------
 7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                        X
-----------------------------------------------------------------------------------------------------------------
 8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                    X
-----------------------------------------------------------------------------------------------------------------
 9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                          X
-----------------------------------------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                    X
-----------------------------------------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                   X
-----------------------------------------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                     X
-----------------------------------------------------------------------------------------------------------------
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
10.  Pursuant to ordinary course business transactions with creditors in accordance with standard payment terms, certain amounts were outstanding.
-----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
INSURANCE
-----------------------------------------------------------------------------------------------------------------
                                                                                      YES              NO
-----------------------------------------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE
     COVERAGES IN EFFECT?                                                              X
-----------------------------------------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                            X
-----------------------------------------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD,
PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                               INSURANCE POLICIES
-----------------------------------------------------------------------------------------------------------------------------------
                                  TYPE OF                                                  PERIOD                PAYMENT AMOUNT
                                   POLICY                      CARRIER                    COVERED                 & FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
 1. Directors & Officers Liability                      Genesis                      10/22/98-10/22/99        $175,000 & annual
-----------------------------------------------------------------------------------------------------------------------------------
 2. Directors & Officers Liability                      Agricultural Excess          10/22/98-10/22/99        $87,500 & annual
-----------------------------------------------------------------------------------------------------------------------------------
 3. Directors & Officers Liability                      Zurich-American              10/22/98-10/22/99        $92,000 & annual
-----------------------------------------------------------------------------------------------------------------------------------
 4. Directors & Officers Liability                      Genesis                      10/22/98-10/22/99        $60,000 & annual
-----------------------------------------------------------------------------------------------------------------------------------
 5. Directors & Officers Liability (A-side)             Executive Risk               12/11/98-10/22/99        $150,000 & annual
-----------------------------------------------------------------------------------------------------------------------------------
 6. Directors & Officers Liability (A-side)             Reliance Insurance Co.       12/11/98-10/22/99        $105,000 & annual
-----------------------------------------------------------------------------------------------------------------------------------
 7. Crime                                               Travelers Group              8/6/99-8/6/00            $3,587 & annual
-----------------------------------------------------------------------------------------------------------------------------------
 8. Bond Premium                                        Harry Koch                   9/25/98-9/25/99          $500 & annual
-----------------------------------------------------------------------------------------------------------------------------------
 9. Business Auto                                       Travelers Group              3/24/99-3/24/00          $8,106 annual
-----------------------------------------------------------------------------------------------------------------------------------
10. Boiler & Machinery                                  Travelers Group              3/24/99-3/24/00          $1,547 annual
-----------------------------------------------------------------------------------------------------------------------------------
11. Commercial Umbrella                                 Travelers Group              3/24/99-3/24/00          $12,212 annual
-----------------------------------------------------------------------------------------------------------------------------------
12. Kidnap & Ransom                                     Travelers Group              3/24/99-3/24/00          $1,133  annual
-----------------------------------------------------------------------------------------------------------------------------------
13. Fiduciary Liability                                 Travelers Group              3/24/99-3/24/00          $1,002  annual
-----------------------------------------------------------------------------------------------------------------------------------
14. Worker's Compensation - Illinois*                   Wausau                       3/24/99-3/24/00          $547 annual
-----------------------------------------------------------------------------------------------------------------------------------
15. Worker's Compensation - All Other States*           Wausau                       3/24/99-3/24/00          $17,073 annual
-----------------------------------------------------------------------------------------------------------------------------------
16. Worker's Compensation - Administration Fee*         Picton Cavanaugh             3/24/99-3/24/00          $15,000 annual
-----------------------------------------------------------------------------------------------------------------------------------
17. Commercial Package Policy                           Travelers Group              3/24/99-3/24/00          $41,532 annual
-----------------------------------------------------------------------------------------------------------------------------------

*Worker's Compensation and General Liability premiums are based on "estimated" payrolls. Premium adjustments may be made as actual payrolls are known.

----------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                        ACCRUAL BASIS - 9
----------------------------------------------------

----------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
----------------------------------------------------

                                                    MONTH:    September 30, 1999
                                                          ----------------------

------------------------------------------------------------------------------------------------------------
                                                   PERSONNEL *
------------------------------------------------------------------------------------------------------------
                                                                              FULLTIME          PART TIME
------------------------------------------------------------------------------------------------------------
1.   Total number of employees at beginning of month                             0                  0
------------------------------------------------------------------------------------------------------------
2.   Number of employees hired during the month                                  0                  0
------------------------------------------------------------------------------------------------------------
3.   Number of employees terminated or resigned during the month                 0                  0
------------------------------------------------------------------------------------------------------------
4.   Total number of employees on payroll at end of month                        0                  0
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

   * Effective May 1999, the Debtors no longer have any employees. Rather, the eight representatives responsible for administering the bankruptcy estates have been engaged as independent contractors.

--------------------------------------------------------------------------------
                                CHANGE OF ADDRESS


--------------------------------------------------------------------------------

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